                                                                    EXHIBIT 99.4


NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE [OR PROVINCE] IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") [AND APPLICABLE PROVINCIAL SECURITIES LAWS], AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE [AND PROVINCIAL] SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.



                             ASPEN TECHNOLOGY, INC.

                                  UNIT WARRANT

Warrant No. U-[___]                                   Dated:  ____________, 2002

        Aspen Technology, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, [____________] or its registered assigns (the "HOLDER"), is entitled to purchase from the Company at any time from and after the date hereof and through and including July 23, 2002 (the "EXPIRATION DATE") and subject to the following terms and conditions, up to a total of (a) [___________] shares of common stock, $0.10 par value per share (the "COMMON STOCK"), of the Company (each such share, an "ADDITIONAL SHARE" and all such shares, the "ADDITIONAL SHARES") and (b) an Additional Warrant in the form attached hereto as Exhibit A, exercisable for a number of shares of Common Stock (each such share, an "ADDITIONAL WARRANT SHARE" and all such shares, the "ADDITIONAL WARRANT SHARES"), calculated as set forth in Section 4(b) of this Unit Warrant (the "ADDITIONAL WARRANT"), with an exercise price per share calculated as set forth in Section 4(b) of this Unit Warrant. The exercise price of this Unit Warrant shall be equal to $13.20 per Additional Share (including the associated Additional Warrant) (the "EXERCISE PRICE"). This Unit Warrant (this "UNIT WARRANT") is one of a series of similar unit warrants issued pursuant to that certain Securities Purchase Agreement, dated as of May 9, 2002, and among the Company and the Purchasers identified therein (the "PURCHASE AGREEMENT"). All such warrants are referred to herein, collectively, as the "UNIT WARRANTS," and the warrants (including the Additional Warrant) issuable upon exercises of the Unit Warrants are referred to herein, collectively, as the "ADDITIONAL WARRANTS."

        1. Definitions. In addition to the terms defined elsewhere in this Unit Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

        2. Registration of Unit Warrant. The Company shall register this Unit Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof. The Company may deem and treat the registered Holder of this Unit Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

        3. Non-Transferability. Except for transfers to Affiliates, the Holder of this Unit Warrant may not sell, transfer, assign or otherwise dispose of this Unit Warrant.

        4.      Exercise and Duration of Unit Warrant.

                (a) This Unit Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 p.m., New York City time on the Expiration Date, this Unit Warrant, if not exercised prior thereto, shall be and become void and of no value.

                (b) A Holder may exercise this Unit Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the "Exercise Notice"), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Additional Shares and the Additional Warrant exercisable for the number of Additional Warrant Shares as to which this Unit Warrant is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "EXERCISE DATE." The Holder may only exercise this Unit Warrant (in whole or in part) once, and upon a partial exercise, any unexercised portion of this Unit Warrant shall be canceled and become void and of no further force and effect. The number of Additional Warrant Shares issuable upon exercise of the Additional Warrant shall be equal to the product of 0.18 multiplied by the number of Additional Shares as to which the Holder has exercised this Unit Warrant, rounded up to the nearest whole number. The exercise price per share for the Additional Warrant initially shall be equal to $15.60. The Holder shall not be required to deliver the original Unit Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of this Unit Warrant.

        5.      Delivery of Additional Shares and Additional Warrant.

                (a) Upon exercise of this Unit Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, (i) a certificate for the Additional Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Additional Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Additional Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act, and (ii) an Additional Warrant exercisable for the appropriate number of Additional Warrant Shares as calculated pursuant to Section 4(b) hereof. The Holder, or any

Person so designated by the Holder to receive Additional Shares and the Additional Warrant, shall be deemed to have become holder of record of such Additional Shares and Additional Warrant as of the Exercise Date. The Company shall, upon request of the Holder, use its commercially reasonable best efforts to deliver Additional Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

                (b) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Additional Shares or the Additional Warrant by the third Trading Day after the date on which delivery of such certificate is required in this Unit Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Additional Shares or Additional Warrant Shares that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased, less the Exercise Price (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

                (c) The Company's obligations to issue and deliver Additional Shares and the Additional Warrant subject to and in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Additional Shares and the Additional Warrant. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver the Additional Warrant or Additional Shares upon exercise of this Unit Warrant as required pursuant to the terms hereof.

        6. Charges, Taxes and Expenses. Issuance of certificates for Additional Shares and of the Additional Warrant upon exercise of this Unit Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates and the Additional Warrant, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Additional Shares or the Additional Warrant in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding this Unit Warrant or receiving Additional Shares or the Additional Warrant upon exercise hereof.

        7. Reservation of Additional Shares and Additional Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it, upon exercise of the Unit Warrants, to issue Additional Shares and to issue Additional Warrant Shares upon exercise of the Additional Warrants, 2,458,333 shares of Common Stock (as adjusted for any stock splits, stock combinations or similar events), free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8), less any shares of Common Stock issued upon exercise of the Unit Warrants and Additional Warrants and reductions reasonably agreed to by the Purchasers to reflect shares of Common Stock issued upon exercise of the Unit Warrants and Additional Warrants. The Company covenants that all Additional Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the stock may be listed (it being understood that the Company shall not be required to take any action to assure the issuance of stock to any Purchaser to the extent that such issuance is prohibited by some act or failure to act of such Purchaser).

        8.      Subsequent Actions. From the date hereof until the earlier of
(a) the Expiration Date and (b) the date of exercise of this Unit Warrant, the Company shall not, directly or indirectly, (i) offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable for Common Stock, other than options to purchase common stock granted to employees in the ordinary course pursuant to the Company's existing stock option and stock purchase plans, (ii) pay a stock dividend on its Common Stock or otherwise make a distribution on any class of capital stock that is payable in shares of Common Stock, (iii) subdivide outstanding shares of Common Stock into a smaller number of shares, (iv) combine outstanding shares of Common Stock into a smaller number of shares, (v) distribute to holders of Common Stock (A) evidences of its indebtedness, (B) any security, (C) rights or warrants to subscribe for or purchase any security, or (D) any other asset, (vi) effect any merger or consolidation of the Company with or into another Person, (vii) effect any sale of all or substantially all of its assets in one or a series of related transactions, (viii) effect any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (ix) effect any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or other property.

        9. Payment of Exercise Price. The Holder shall pay the Exercise Price in cash by delivering to the Company immediately available funds equal to the Exercise Price.

        10.     Limitation on Exercise.

                (a) Notwithstanding anything to the contrary contained herein, the number of Additional Shares that may be acquired by the Holder upon any exercise of this Unit Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Sections 13(d) and 16 of the Exchange Act, does not exceed 9.999% (the "MAXIMUM PERCENTAGE") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Additional Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and
(ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Unit Warrants.

                (b) The maximum number of shares of Common Stock that the Company may issue pursuant to the Transaction Documents at an effective purchase price less than the Closing Price on the Trading Day immediately preceding the Closing Date shall equal 6,376,713 shares (as adjusted for stock splits, stock combinations or similar events) (the "ISSUABLE MAXIMUM"), unless the Company obtains shareholder approval in accordance with the rules and regulations of the Nasdaq National Market and any other Trading Market on which the Company is then listed. If, at the time any Purchaser requests an exercise of any of the Unit Warrants, the Actual Minimum (excluding any shares issued or issuable at an effective purchase price in excess of the Closing Price on the Trading Day immediately preceding the Closing Date) exceeds the Issuable Maximum (and if the Company has not previously obtained the required shareholder approval), then the Company shall issue to the Purchaser requesting such exercise a number of Additional Shares not exceeding such Purchaser's pro-rata portion of the Issuable Maximum (based on such Purchaser's share (vis-a-vis other Purchasers) of the aggregate purchase price paid under the Purchase Agreement and taking into account any Warrant Shares previously issued to such Purchaser upon exercise of the Warrants), and the remainder of the Additional Shares issuable in connection with such exercise shall constitute "Excess Shares" pursuant to
Section 10(c) below. For the purposes of this Unit Warrant, "ACTUAL MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Additional Shares issuable upon exercise of all Unit Warrants, and any Additional Warrant Shares issuable upon exercise of all Additional Warrants, ignoring any limits on the number of shares of Common Stock that may be owned by a Purchaser at any one time.

                (c) In the event that any Purchaser's receipt of shares of Common Stock is restricted based on the Issuable Maximum, the Company shall use its best efforts to obtain the required shareholder approval necessary to permit the issuance of such Excess Shares as soon as is reasonably practicable.

        11. Fractional Additional Shares. The Company shall not be required to issue or cause to be issued fractional Additional Shares. If any fraction of an Additional Share would, except for the provisions of this Section, be issuable upon exercise of this Unit Warrant, the number of Additional Shares to be issued will be rounded up to the nearest whole share.

        12. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation an Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices or communications shall be as set forth in the Purchase Agreement.

        13. Warrant Agent. The Company shall serve as warrant agent under this Unit Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Unit Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

        14. Loss, Theft or Destruction of Unit Warrant. In the event that the Holder notifies the Company that this Unit Warrant has been lost, stolen or destroyed, then a replacement Unit Warrant, identical in all respects to the original Unit Warrant (except for any registration number and any adjustment pursuant hereto to the Exercise Price or number of Additional Shares issuable hereunder, if different that the numbers shown on the original Unit Warrant) shall be delivered to the Holder by the Company, provided that such Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by the Company in connection with such Unit Warrant.

        15. No Rights as Stockholder until Exercise. Subject to Section 8 of this Unit Warrant and the provisions of any other Transaction Documents, prior to the exercise of this Unit Warrant as provided herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Additional Shares or an Additional Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to the stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividend or subscription rights.

        16.     Miscellaneous.

                (a) Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder only to its Affiliates. This Warrant may not be assigned by the Company. This Unit Warrant shall be binding on and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Subject to the preceding sentence, nothing in this Unit Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Unit Warrant. This Unit Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Unit Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Additional Shares or Additional Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Additional Shares and an Additional Warrant on the exercise of this Unit Warrant, and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Unit Warrant.

                (c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS UNIT WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO

LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

                (d) The headings herein are for convenience only, do not constitute a part of this Unit Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                (e) In case any one or more of the provisions of this Unit Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Unit Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Unit Warrant.

        IN WITNESS WHEREOF, the Company has caused this Unit Warrant to be duly executed by its authorized officer as of the date first indicated above.



                            ASPEN TECHNOLOGY, INC.


                            By:
                               ---------------------------------------
                               Lisa W. Zappala
                               Senior Vice President and Chief Financial Officer

                             FORM OF EXERCISE NOTICE

[To be executed by the Holder to exercise the right to purchase Additional Shares and an Additional Warrant under the foregoing Unit Warrant]

To:  Aspen Technology, Inc.

The undersigned is the Holder of Unit Warrant No. U- _______ (the "UNIT WARRANT") issued by Aspen Technology, Inc., a Delaware corporation (the "COMPANY"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Unit Warrant.

1. The Unit Warrant is currently exercisable to purchase a total of ______________ Additional Shares and an Additional Warrant exercisable to purchase a total of ____________ Additional Warrant Shares.

2. The undersigned Holder hereby exercises its right to purchase _________________ Additional Shares and an Additional Warrant exercisable for ___________ Additional Warrant Shares pursuant to the Unit Warrant.

3. The Holder intends shall pay the sum of $____________ to the Company in accordance with the terms of the Unit Warrant.

4. Pursuant to this exercise, the Company shall deliver to the Holder _______________ Additional Shares and an Additional Warrant exercisable for ___________ Additional Warrant Shares in accordance with the terms of the Unit Warrant.



Dated:                               Name of Holder:
       ---------------, ------

                                     (Print)
                                            -----------------------------

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     (Signature must conform in all respects to name of holder as specified on the face of the Unit Warrant)

                                    EXHIBIT A

                           Form of Additional Warrant

                                                                       EXHIBIT A


                           FORM OF ADDITIONAL WARRANT


NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE [OR PROVINCE] IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") [AND APPLICABLE PROVINCIAL SECURITIES LAWS], AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE [AND PROVINCIAL] SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.



                             ASPEN TECHNOLOGY, INC.

                               ADDITIONAL WARRANT

Warrant No. [___]                                          Dated:  _______, 2002

         Aspen Technology, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, [____________] or its registered assigns (the "HOLDER"), is entitled to purchase from the Company up to a total of [___________] shares of common stock, $0.10 par value per share (the "COMMON STOCK"), of the Company (each such share, an "ADDITIONAL WARRANT SHARE" and all such shares, the "ADDITIONAL WARRANT SHARES") at an exercise price equal to $15.60 per share (as adjusted from time to time as provided in Section 8, the "EXERCISE PRICE"), at any time and from time to time from and after the date hereof and through and including May 9, 2007 (the "EXPIRATION DATE"), and subject to the following terms and conditions. This Additional Warrant (this "Additional Warrant") is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement, dated as of May 9, 2002, by and among the Company and the Purchasers identified therein (the "PURCHASE AGREEMENT"). All such warrants are referred to herein, collectively, as the "ADDITIONAL WARRANTS."

        1. Definitions. In addition to the terms defined elsewhere in this Additional Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

        2. Registration of Additional Warrant. The Company shall register this Additional Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Additional Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

        3. Registration of Transfers. The Company shall register the transfer of any portion of this Additional Warrant in the Warrant Register, upon surrender of this Additional Warrant, with the Form of Assignment attached hereto duly completed and signed by the Holder, to the Transfer Agent or to the Company at its address specified herein, provided that any such assignment shall be pursuant to a Qualified Transfer. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Additional Warrant (any such new warrant, a "NEW ADDITIONAL WARRANT"), evidencing the portion of this Additional Warrant so transferred shall be issued to the transferee and a New Additional Warrant evidencing the remaining portion of this Additional Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Additional Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of an Additional Warrant.

        4.      Exercise and Duration of Additional Warrant.

                (a) This Additional Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Additional Warrant not exercised prior thereto shall be and become void and of no value; provided that, if the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Expiration Date exceeds the Exercise Price on the Expiration Date, then this Additional Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a "cashless exercise" basis at 6:30 p.m. New York City time on the Expiration Date.

                (b) Except as provided in Section 4(a), a Holder may exercise this Additional Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto, (the "Exercise Notice") appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Additional Warrant Shares as to which this Additional Warrant is being exercised (which may take the form of a "cashless exercise" if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof), or the Additional Warrant has been deemed to have been exercised pursuant to Section 4(a), is an "EXERCISE DATE." The Holder shall not be required to deliver the original Additional Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Additional Warrant and issuance of a New Additional Warrant evidencing the right to purchase the remaining number of Additional Warrant Shares.

        5.      Delivery of Additional Warrant Shares.

                (a) Upon exercise of this Additional Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise
Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Additional Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Additional Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Additional Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. Notwithstanding the foregoing, if the Additional Warrant is deemed to have been exercised pursuant to Section 4(a), then the Company shall issue or cause to be issued a certificate for the Additional Warrant Shares issuable upon such exercise no later than three Trading Days after the Holder delivers a notice to the Company in accordance with Section 12 that the Additional Warrant was deemed to have been exercised pursuant to
Section 4(a). The Holder, or any Person so designated by the Holder to receive Additional Warrant Shares, shall be deemed to have become holder of record of such Additional Warrant Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its commercially reasonable best efforts to deliver Additional Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

                (b) This Additional Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Additional Warrant Shares. Upon surrender of this Additional Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Additional Warrant evidencing the right to purchase the remaining number of Additional Warrant Shares.

                (c) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Additional Warrant Shares by the third Trading Day after the date on which delivery of such certificate is required by this Additional Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Additional Warrant Shares that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased less the Exercise Price (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or
(ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

                (d) The Company's obligations to issue and deliver Additional Warrant Shares subject to and in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the

Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Additional Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Additional Warrant as required pursuant to the terms hereof.

        6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Additional Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Additional Warrant Shares or Additional Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Additional Warrant or receiving Additional Warrant Shares upon exercise hereof.

        7. Reservation of Additional Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Additional Warrant Shares upon exercise of the Additional Warrants, each as therein provided, 375,000 shares of Common Stock (as adjusted for any stock splits, stock combinations or similar events), free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section
8), less any shares of Common Stock issued upon exercise of the Additional Warrants and reductions reasonably agreed to by the Purchasers to reflect shares of Common Stock issued upon exercise of the Additional Warrants. The Company covenants that all Additional Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed (it being understood that the Company shall not be required to take any action to assure the issuance of stock to any Purchaser to the extent that such issuance is prohibited by some act or failure to act of such Purchaser).

        8. Certain Adjustments. The Exercise Price and number of Additional Warrant Shares issuable upon exercise of this Additional Warrant are subject to adjustment from time to time as set forth in this Section 8.

                (a) Stock Dividends and Splits. If the Company, at any time while this Additional Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or
(iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

                (b) Pro Rata Distributions. If the Company, at any time while this Additional Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be the average of the Closing Prices for the last five Trading Days immediately prior to (but not including) such record date and of which the numerator shall be such average less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company, or, if such accountants are unable or unwilling to make such determination for any reason, then a nationally recognized investment banking firm or accounting firm designated by the Company (an "APPRAISER"). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized investment banking firm or accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. As an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company, within five Trading Days after such request (or, if later, on the effective date of such distribution), will place the Distributed Property that such Holder would have been entitled to receive in respect of the Additional Warrant Shares for which this Additional Warrant could have been exercised immediately prior to such record date in escrow with an escrow agent selected by the Company and reasonably acceptable to the Holder. Thereafter, upon exercise of this Additional Warrant in accordance with Section 4, the Holder shall be entitled to receive, in addition to the number of Additional Warrant Shares issuable such exercise, that portion of the escrowed Distributed Property attributable to the number of Additional Warrant Shares for which the Additional Warrant has been exercised, giving effect to all applicable adjustments called for pursuant to this Section 8 during such escrow period.

                (c) Fundamental Transactions. If, at any time while this Additional Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then the Holder shall have the right thereafter to receive, upon exercise of this Additional Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Additional Warrant Shares then issuable upon exercise in full of this Additional Warrant (the "ALTERNATE CONSIDERATION"). The aggregate Exercise Price for this Additional Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Additional Warrant following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions, provided that

                        (i) the covenant set forth in Section 7 relating to the reservation of Common Stock shall be replaced with a covenant to the effect that sufficient Alternate Consideration shall be reserved for issuance upon exercise of the Additional Warrants, and

                        (ii) Sections 8(d) and 10 shall be deleted in their entirety,

and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Additional Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

                (d)     Subsequent Equity Sales.

                        (i) If, at any time while this Additional Warrant is outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "Common Stock Equivalents") at an effective net price to the Company per share of Common Stock (the "Effective Price") less than the Exercise Price (as adjusted hereunder to such date), then the Exercise Price shall be reduced effective concurrently with such issue to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock and Common Stock Equivalents outstanding immediately prior to such issue, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such Common Stock or Common Stock Equivalents would purchase at a price equal to the Exercise Price, and (y) the denominator of which shall be the number of shares of Common Stock and Common

        Stock Equivalents of the Company outstanding and deemed outstanding immediately after such issue. For the purposes of this paragraph, all shares of Common Stock issuable upon conversion of shares of preferred stock of the Company held by the Purchasers (without giving effect to any anti-dilution adjustments to the conversion price thereof) outstanding immediately prior to such issue shall be deemed to be outstanding. In addition, for purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum net dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock, divided by the Deemed Number, and (C) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

                        (ii) If, at any time while this Additional Warrant is outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

                        (iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any Excluded Stock.

                (e) Number of Additional Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a), (b) or (d) of this Section, the number of Additional Warrant Shares that may be purchased upon exercise of this Additional Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Additional Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

                (f) Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                (g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 8, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Additional Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Additional Warrant Shares or other securities issuable upon exercise of this Additional Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

                (h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Additional Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

        9. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

                (a) Cash Exercise. The Holder may deliver immediately available funds; or

                (b) Cashless Exercise. The Holder may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder the number of Additional Warrant Shares determined as follows:

                                X = Y [(A-B)/A]
                  where:

                                X = the number of Additional Warrant Shares to be issued to the Holder.

                                Y = the number of Additional Warrant Shares with respect to which this Additional Warrant is being exercised.

                                A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

                                B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Additional Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Additional Warrant Shares shall be deemed to have commenced, on the date this Additional Warrant was originally issued pursuant to the Purchase Agreement.

        10.     Limitation on Exercise.

                (a) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Additional Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% (the "MAXIMUM PERCENTAGE") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Additional Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Additional Warrants.

                (b) The maximum number of shares of Common Stock that the Company may issue pursuant to the Transaction Documents at an effective purchase price less than the Closing Price on the Trading Day immediately preceding the Closing Date shall equal 6,376,713 shares (as adjusted for stock splits, stock combinations or similar events) (the "ISSUABLE MAXIMUM"), unless the Company obtains shareholder approval in accordance with the rules and regulations of the Nasdaq National Market and any other Trading Market on which the Company is then listed. If, at the time any Purchaser requests an exercise of any of the Additional Warrants, the Actual Minimum (excluding any shares issued or issuable at an effective purchase price in excess of the Closing Price on the Trading Day immediately preceding the Closing Date) exceeds the Issuable Maximum (and if the Company has not previously obtained the required shareholder approval), then the Company shall issue to the Purchaser requesting such exercise a number of shares of Common Stock not exceeding such Purchaser's pro-rata portion of the Issuable Maximum (based on such Purchaser's share (vis-a-vis other Purchasers) of the aggregate purchase price paid under the Purchase Agreement and taking into account any Additional Warrant Shares previously issued to such Purchaser), and the remainder of the Additional Warrant Shares issuable in connection with such exercise or conversion (if any) shall constitute "Excess Shares" pursuant to

Section 10(c) below. For the purposes of this Additional Warrant, "ACTUAL MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Warrant Shares issuable upon exercise of all Warrants, and Additional Shares issuable upon exercise of all Unit Warrants and any Additional Warrant Shares issuable upon exercise of all Additional Warrants, ignoring any limits on the number of shares of Common Stock that may be owned by a Purchaser at any one time.

                (c) In the event that any Purchaser's receipt of shares of Common Stock is restricted based on the Issuable Maximum, the Company shall use its best efforts to obtain the required shareholder approval necessary to permit the issuance of such Excess Shares as soon as is reasonably practicable.

        11. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Additional Warrant Shares on the exercise of this Additional Warrant. If any fraction of an Additional Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Additional Warrant, the number of Additional Warrant Shares to be issued will be rounded up to the nearest whole share.

        12. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices or communications shall be as set forth in the Purchase Agreement.

        13. Warrant Agent. The Company shall serve as warrant agent under this Additional Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Additional Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

        14. Loss, Theft or Destruction of Additional Warrant. In the event that the Holder notifies the Company that this Additional Warrant has been lost, stolen or destroyed, then a replacement Additional Warrant, identical in all respects to the original Additional Warrant (except for any registration number and any adjustment pursuant hereto to the Exercise Price or number of Additional Warrant Shares issuable hereunder, if different that the numbers shown on the original Additional Warrant) shall be delivered to the Holder by the Company, provided that such Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by the Company in connection with such Additional Warrant.

        15. No Rights as Stockholder until Exercise. Subject to Section 8 of this Additional Warrant and the provisions of any other Transaction Documents, prior to the exercise of this Additional Warrant as provided herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Additional Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to the stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividend or subscription rights.

        16.     Miscellaneous.

                (a) Subject to the restrictions of transfer set forth on the first page hereof, this Additional Warrant may be assigned by the Holder. This Additional Warrant may not be assigned by the Company, except to a successor in the event of a Fundamental Transaction consummated in accordance with Section 8(c) herein. This Additional Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Additional Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Additional Warrant. This Additional Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Additional Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Additional Warrant Shares on the exercise of this Additional Warrant, and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Additional Warrant.

                (C) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS ADDITIONAL WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR

THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS ADDITIONAL WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

                (d) The headings herein are for convenience only, do not constitute a part of this Additional Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                (e) In case any one or more of the provisions of this Additional Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Additional Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Additional Warrant.

        IN WITNESS WHEREOF, the Company has caused this Additional Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                            ASPEN TECHNOLOGY, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                             FORM OF EXERCISE NOTICE

[To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Additional Warrant]

To:  Aspen Technology, Inc.

The undersigned is the Holder of Warrant No. _______ (the "ADDITIONAL WARRANT") issued by Aspen Technology, Inc., a Delaware corporation (the "COMPANY"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Additional Warrant.

1. The Additional Warrant is currently exercisable to purchase a total of ______________ Additional Warrant Shares.

2. The undersigned Holder hereby exercises its right to purchase _________________ Additional Warrant Shares pursuant to the Additional Warrant.

3. The Holder intends that payment of the Exercise Price shall be made as (check one):

                        ____ "Cash Exercise" under Section 9(a)

                        ____ "Cashless Exercise" under Section 9(b)

4. If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Additional Warrant.

5. Pursuant to this exercise, the Company shall deliver to the holder _______________ Additional Warrant Shares in accordance with the terms of the Additional Warrant.

6. Following this exercise, the Additional Warrant shall be exercisable to purchase a total of ______________ Additional Warrant Shares.



Dated:                      ,               Name of Holder:
       ---------------------  -------

                                            (Print)
                                                   -----------------------------

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            Additional Warrant)

                               FORM OF ASSIGNMENT

      [To be completed and signed only upon transfer of Additional Warrant]

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Additional Warrant to purchase ____________ shares of Common Stock of Aspen Technology, Inc. to which the within Additional Warrant relates and appoints ________________ attorney to transfer said right on the books of Aspen Technology, Inc. with full power of substitution in the premises.



Dated:                  ,
       -----------------  ----


                                ---------------------------------
                                (Signature must conform in all respects to name of holder as specified on the face of the Additional Warrant)


                                ------------------------------
                                Address of Transferee


                                ------------------------------


                                ------------------------------

In the presence of:



------------------------------